CONTRIBUTION AGREEMENT

         THIS CONTRIBUTION AGREEMENT (this "AGREEMENT") dated as of February 28, 1996 is by and between PROLER SUCCESSOR, INC., a Delaware corporation ("PROLER SUCCESSOR"), and PROLER INDUSTRIES, INC. a Delaware corporation ("PROLER INDUSTRIES").
                                   WITNESSETH:

         WHEREAS, Proler Successor owns all of the issued and outstanding Common Stock of Proler Industries; and

         WHEREAS, in connection with a restructuring of Proler International Corp., the sole shareholder of Proler Successor, Proler International Corp. contributed certain of its assets and businesses to Proler Successor and Proler Successor assumed certain liabilities and obligations of Proler International pursuant to a Contribution Agreement of even date herewith (the "PROLER INTERNATIONAL CONTRIBUTION AGREEMENT", a copy of which is attached hereto as EXHIBIT "A"); and

         WHEREAS, Proler Successor wishes to contribute certain of the assets and businesses contributed to it by Proler International to Proler Industries, and wishes Proler Industries to assume certain of the liabilities and obligations of Proler International assumed by Proler Successor;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. CONTRIBUTION OF ASSETS TO PROLER INDUSTRIES. Proler Successor agrees to contribute to Proler Industries those certain assets, contracts, properties, and other rights and interests listed on SCHEDULE 1 hereto (the "CONTRIBUTED ASSETS)", all of which were contributed to Proler Successor pursuant to the Proler International Contribution Agreement. Proler Successor agrees to execute and deliver such instruments, agreements, certificates, and other documents as shall be necessary or appropriate to convey title in the Contributed Assets to Proler Industries.

         2. ASSUMPTION OF CERTAIN LIABILITIES BY PROLER INDUSTRIES. Proler Industries agrees to assume the debts, liabilities and obligations of Proler Successor listed in SCHEDULE 2 hereto (the "ASSUMED LIABILITIES"), all of which were assumed by Proler Successor pursuant to the Proler International Contribution Agreement. Proler Industries agrees to execute and deliver to Proler Successor such agreements, instruments, and other documents necessary or appropriate to effect and evidence its assumption of the Assumed Liabilities.

         3. EFFECTIVE DATE. This Agreement shall become effective at 2:35 p.m. on February 28, 1996, with the contribution of the Contributed Assets and the assumption of the Assumed Liabilities to be effective as of such date.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            PROLER SUCCESSOR, INC.

                                            By: /s/  STEVEN F. GILLIAND
                                            Name:    STEVEN F. GILLILAND
                                            Title:   PRESIDENT

                                            PROLER INDUSTRIES, INC.

                                            By: /s/  STEVEN F. GILLILAND
                                            Name:    STEVEN F. GILLILAND
                                            Title:   PRESIDENT

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                                   SCHEDULE 1
                  ASSETS CONTRIBUTED TO PROLER INDUSTRIES, INC.

MRI Corp. Intercompany Receivables
Prolerized Steel Corporation Intercompany Receivables
Proler Environmental Services, Inc. Intercompany Receivables
Proler Recycling, Inc., Intercompany Receivables
Proler Power Marketing, Inc. Intercompany Receivables
Investment in MRI Corp.
Investment in Prolerized Steel Corporation
Investment in Proler Environmental Services, Inc.
Investment in Proler Recycling, Inc.
Investment in Proler Power Marketing, Inc.
Note Receivable from Howard Industries
Houston Maintenance Parts Inventory
Work in Progress
Land located on Furay Road
Land located on Coke Street
Land located on Middle Street
Real property - Liberty Road, Building & Equipment
Other Assets Held for Resale - Jacintoport Blvd.
Other Assets Held for Resale - Liberty Road


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                                   SCHEDULE 2
                 LIABILITIES ASSUMED BY PROLER INDUSTRIES, INC.

MRI Corp. Intercompany Payables
Prolerized Steel Corporation Intercompany Payables
Proler Environmental Services, Inc. Intercompany Payables
Proler Recycling, Inc., Intercompany Payables
Proler Power Marketing, Inc. Intercompany Payables
Ad Valorem Tax Liability

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